EXHIBIT 10.1

AMENDMENT NO. 1 TO THE ABL CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE ABL CREDIT AGREEMENT dated as of October 4, 2012 (this “Amendment”), by and among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”) under the Credit Agreement (as defined below), each INCREMENTAL LENDER (as defined below), each of the other LENDERS party hereto and each of the other CREDIT PARTIES party hereto.

WHEREAS, reference is hereby made to the ABL Credit Agreement dated as of June 1, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among the Borrower, the Administrative Agent, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower may obtain Incremental Commitments by, among other things, entering into an Amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting an increase in Commitments in the amount set forth on Schedule A hereto (the “Incremental Commitments”) pursuant to Section 2.20(a) of the Credit Agreement;

WHEREAS, the Persons party to this Amendment as lenders with respect to the Incremental Commitments set forth on Schedule A hereto (such Persons and any permitted assignees thereof, the “Incremental Lenders”) have indicated their willingness to provide such Incremental Commitments on the terms and subject to the conditions herein; and

WHEREAS, the parties hereto have indicated their willingness to amend certain other terms of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This amendment is a “Financing Document” as defined under the Credit Agreement.

Section 2. Amendments to Section 1.01. The following defined terms shall be added to Section 1.01 of the Credit Agreement:

(a) “Eligible Private Payor Account” means any Account that is not an Eligible Account solely because it is payable by a Private Payor.

Section 3. Amendments to Section 1.01. The following terms in Section 1.01 of the Credit Agreement shall be amended as follows:

(a) Clause (b) of the definition of “Borrowing Base” shall be replaced in its entirety with the phrase “85% multiplied by the book value of (i) the Eligible Aged Accounts and (ii) the Eligible Private Payor Accounts, less”.

(b) The first proviso in the definition of “Borrowing Base” shall be modified by replacing the phrase “provided that the amount determined pursuant to clause (b) above shall not exceed $30,000,000” with the phrase “provided that (i) the amount of the Borrowing Base determined by reference to Eligible Aged Accounts outstanding 121 days or more days but less than 151 days following their original invoice date shall not exceed $37,500,000, (ii) the amount of the Borrowing Base determined by reference to Eligible Aged Accounts outstanding 151 days or more days but less than 181 days following their original invoice date shall not exceed $37,500,000 and (iii) the amount of the Borrowing Base determined by reference to Eligible Private Payor Accounts shall not exceed the lesser of (x) $75,000,000, (y) 10% of the Commitments and (z) the aggregate amount of cash collections by the Credit Parties in respect of Eligible Private Payor Accounts for the most recent four calendar months ended prior to such time”.

(c) In the definition of “Eligible Aged Accounts,” “150 days” shall be replaced with “180 days”.

Section 4. Incremental Commitments.

(a) The Borrower and each Incremental Lender hereby agree that, subject to the satisfaction of the conditions in Section 7 hereof, on the Amendment Effective Date (as defined below), the Incremental Commitment of such Incremental Lender shall become effective and the Commitments shall be deemed increased by the amount of the Incremental Commitments of such Incremental Lenders in the amounts set forth on Schedule A hereto. Pursuant to Section 2.20 of the Credit Agreement, the Incremental Commitments shall be Commitments for all purposes under the Credit Agreement and each of the other Financing Documents and shall have terms identical to the Commitments outstanding under the Credit Agreement immediately prior to the date hereof.

(b) Each Incremental Lender acknowledges and agrees that upon the Amendment Effective Date, such Incremental Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Financing Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 5. Reallocation. The reallocation of the Lenders’ Revolving Loans contemplated by Section 2.20(b) with respect to any increase in the Commitments shall occur with respect to the Incremental Commitments contemplated hereby on the Amendment Effective Date, and the Incremental Lenders shall make such Revolving Loans on the Amendment Effective Date as may be required to effectuate such reallocation. Furthermore, on the Amendment Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Lenders after giving effect to the Incremental Commitments contemplated hereby.

Section 6. Representations Correct; By its execution of this Amendment, each Credit Party hereby certifies that: (a) This Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Credit Party that is a party hereto and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable debtor relief laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing; and

(b) the execution, delivery and performance of this Amendment and the other documents executed in connection herewith (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Laws with respect to such Credit Party or the Organizational Documents of such Credit Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any contractual obligation to which such Credit Party is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party (other than Permitted Liens).

Section 7. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions:

(a) counterparts of this Amendment shall have been executed and delivered by the Borrower, the Credit Parties, each Incremental Lender party hereto, the Supermajority Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received evidence, including UCC, tax and judgment lien searches from the jurisdiction of formation and jurisdiction of the chief executive office of each Credit Party, that none of the Collateral is subject to any Liens (in each case other than Permitted Liens);

(c) the Administrative Agent’s receipt of a duly executed certificate of an appropriate officer of each Credit Party, certifying (i) that the copies of such Credit Party’s Organizational Documents (x) as certified and delivered to the Administrative Agent on the date that such Credit Party became a Credit Party, remain in full force and effect as of the Amendment Effective Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of such Credit Party’s organization or formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Amendment Effective Date, (ii) that the copies of such Credit Party’s resolutions approving and adopting the Financing Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies and in full force and effect as of the Amendment Effective Date and (iii) as to incumbency certificates identifying the officers of such Credit Party that are authorized to execute Financing Documents and to act on such Credit Party’s behalf in connection with the Financing Documents and who will execute Financing Documents;

(d) the Administrative Agent shall have received certificates of good standing or the equivalent (if any) for each Credit Party from such Credit Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority;

(e) all reasonable out-of-pocket fees and expenses of the Administrative Agent and J.P. Morgan Securities LLC (the “Arranger”), including all reasonable invoiced fees and expenses of counsel to the Administrative Agent and the Arranger, to the extent invoiced at least one (1) Business Day prior to the date hereof, shall have been paid or reimbursed, on or prior to the date hereof;

(f) the Administrative Agent’s receipt of a customary duly executed opinions of Cleary Gottlieb Steen & Hamilton LLP, Co-General Counsel and Corporate Secretary of the Borrower, and of Richards, Layton & Finger P.A., dated as of the Amendment Effective Date, in each case, reasonably satisfactory to the Administrative Agent;

(g) the Administrative Agent shall have received a certificate of an appropriate officer of the Borrower that (i) the conditions to increasing the Commitments set forth in Section 2.20(c) of the Credit Agreement are satisfied as of the Amendment Effective Date and (ii) the representations and warranties in Section 6 of this Amendment shall be true and correct in all material respects as of the Amendment Effective Date;

(h) the Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (y) certificates of insurance evidencing the insurance required by Section 5.03(b) of the Credit Agreement in form and substance satisfactory to the Administrative Agent; and

(i) the Administrative Agent shall have received from the Borrower a consent fee payable in dollars for the account of each Lender that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on October 2, 2012 (each such Lender, a “Consenting Lender”) equal to 0.125% of the aggregate principal amount of the existing Commitment (prior to giving effect to the Incremental Commitments) of such Consenting Lender as of the Amendment Effective Date, (ii) the Administrative Agent shall have received, for the account of each Incremental Lender, such fees as the Borrower shall separately have agreed to pay to each Incremental Lender in respect of its Incremental Commitment and (iii) the Arranger shall have received, for its own account, such arrangement fee in an amount as the Borrower and the Arranger shall have separately agreed.

Section 8. Post-Closing Requirements. Within ninety (90) days after the Amendment Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Administrative Agent shall have received either the items listed in paragraph (a) or the items listed in paragraph (b) as follows:

(a) (i) a favorable opinion, addressed to the Administrative Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the real property is located substantially to the effect that:

(x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(ii) a title search to the applicable real property encumbered by a Mortgage demonstrating that such real property is free and clear of all Liens (except those Liens created or permitted under the Credit Agreement and the Collateral Documents);

(b) with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii) a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage (for the avoidance of doubt, for title policies related to real property in Texas, the form T-38 endorsement and a title search shall satisfy this requirement);

(iv) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 8 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 8.

Section 9. Fees Generally. All fees payable hereunder shall be in all respects fully earned, due and payable on the Amendment Effective Date and non-refundable and non-creditable thereafter.

Section 10. Acknowledgments. Each Credit Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Financing Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Obligations that may arise pursuant to the Incremental Commitments) under the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations that may arise pursuant to the Incremental Commitments) pursuant to the Collateral Documents.

Section 11. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 10.02 of the Credit Agreement.

Section 12. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 13. Entire Agreement. This Amendment, the Credit Agreement and the other Financing Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Financing Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Financing Document.

Section 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 15. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 16. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 17. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Senior Vice President, Tax and
Treasurer

[Signature Page to Amendment No. 1 to ABL Credit Agreement]

ABERDEEN HOLDINGS, INC.

ABLE HOME HEALTHCARE, INC.

AVERY MANOR NURSING, L.L.C.

BAYBERRY CARE CENTER, L.L.C.

BRAINTREE NURSING, L.L.C.

BWB SUNBELT HOME HEALTH SERVICES, LLC

CALIFORNIA NURSING CENTERS, L.L.C.

CARE CENTER OF ROSSMOOR, L.L.C.

CENTRAL ARIZONA HOME HEALTH CARE, INC.

COMPASS HOSPICE, INC.

COUNTRY ESTATES NURSING, L.L.C.

COURTLAND GARDENS HEALTH CENTER, INC.

FOCUS CARE HEALTH RESOURCES, INC.

FORESTVIEW NURSING, L.L.C.

GBA HOLDING, INC.

GBA WEST, LLC

GODDARD NURSING, L.L.C.

GREENBRAE CARE CENTER, L.L.C.

GREENS NURSING AND ASSISTED LIVING, L.L.C.

HARBORLIGHTS NURSING, L.L.C.

HAVEN HEALTH, LLC

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HHS HEALTHCARE CORP.

HIGHGATE NURSING, L.L.C.

HIGHLANDER NURSING, L.L.C.

HOME HEALTH OF RURAL TEXAS, INC.

HOME HEALTH SERVICES, INC.

HOMESTEAD HEALTH AND REHABILITATION

CENTER, L.L.C.

INTEGRACARE HOLDINGS, INC.

INTEGRACARE HOME HEALTH SERVICES, INC.

INTEGRACARE HOSPICE OF ABILENE, LLC

INTEGRACARE INTERMEDIATE HOLDINGS, INC.

INTEGRACARE OF ABILENE, LLC

INTEGRACARE OF ALBANY, LLC

INTEGRACARE OF ATHENS-HOME HEALTH, LLC

INTEGRACARE OF ATHENS-HOSPICE, LLC

INTEGRACARE OF GRANBURY, LLC

INTEGRACARE OF LITTLEFIELD, LLC

INTEGRACARE OF OLNEY HOME HEALTH, LLC

INTEGRACARE OF TEXAS, LLC

INTEGRACARE OF WEST TEXAS-HOME HEALTH,

LLC

INTEGRACARE OF WEST TEXAS-HOSPICE, LLC

INTEGRACARE OF WICHITA FALLS, LLC

J. B. THOMAS HOSPITAL, INC.

KINDRED BRAINTREE HOSPITAL, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 3, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOSPICE SERVICES, L.L.C.

KINDRED HOSPITAL-PITTSBURGH-NORTH

SHORE, L.L.C.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITAL PALM BEACH, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

KINDRED HOSPITALS WEST, L.L.C.

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS NORTH, L.L.C.

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED REHAB SERVICES, INC.

KINDRED SYSTEMS, INC.

KND DEVELOPMENT 50, L.L.C.

KND DEVELOPMENT 51, L.L.C.

KND DEVELOPMENT 52, L.L.C.

KND DEVELOPMENT 53, L.L.C.

KND DEVELOPMENT 54, L.L.C.

KND DEVELOPMENT 55, L.L.C.

KND DEVELOPMENT 56, L.L.C.

KND DEVELOPMENT 57, L.L.C.

KND DEVELOPMENT 58, L.L.C.

KND DEVELOPMENT 59, L.L.C.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Amendment No. 1 to ABL Credit Agreement]

KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C.

KND REAL ESTATE 1, L.L.C.

KND REAL ESTATE 2, L.L.C.

KND REAL ESTATE 3, L.L.C.

KND REAL ESTATE 4, L.L.C.

KND REAL ESTATE 5, L.L.C.

KND REAL ESTATE 6, L.L.C.

KND REAL ESTATE 7, L.L.C.

KND REAL ESTATE 8, L.L.C.

KND REAL ESTATE 9, L.L.C.

KND REAL ESTATE 10, L.L.C.

KND REAL ESTATE 11, L.L.C.

KND REAL ESTATE 12, L.L.C.

KND REAL ESTATE 13, L.L.C.

KND REAL ESTATE 14, L.L.C.

KND REAL ESTATE 15, L.L.C.

KND REAL ESTATE 16, L.L.C.

KND REAL ESTATE 17, L.L.C.

KND REAL ESTATE 18, L.L.C.

KND REAL ESTATE 19, L.L.C.

KND REAL ESTATE 20, L.L.C.

KND REAL ESTATE 21, L.L.C.

KND REAL ESTATE 22, L.L.C.

KND REAL ESTATE 23, L.L.C.

KND REAL ESTATE 24, L.L.C.

KND REAL ESTATE 25, L.L.C.

KND REAL ESTATE 26, L.L.C.

KND REAL ESTATE 27, L.L.C.

KND REAL ESTATE 28, L.L.C.

KND REAL ESTATE 29, L.L.C.

KND REAL ESTATE 30, L.L.C.

KND REAL ESTATE 31, L.L.C.

KND REAL ESTATE 32, L.L.C.

KND REAL ESTATE 33, L.L.C.

KND REAL ESTATE 34, L.L.C.

KND REAL ESTATE 35, L.L.C.

KND REAL ESTATE 36, L.L.C.

KND REAL ESTATE 37, L.L.C.

KND REAL ESTATE 38, L.L.C.

KND REAL ESTATE 39, L.L.C.

KND REAL ESTATE 40, L.L.C.

KND REAL ESTATE 41, L.L.C.

KND REAL ESTATE 42, L.L.C.

KND REAL ESTATE 43, L.L.C.

KND REAL ESTATE 44, L.L.C.

KND REAL ESTATE 45, L.L.C.

KND REAL ESTATE 46, L.L.C.

KND REAL ESTATE 47, L.L.C.

KND REAL ESTATE 48, L.L.C.

KND REAL ESTATE 49, L.L.C.

KND REAL ESTATE 50, L.L.C.

KND REAL ESTATE 51, L.L.C.

KND REAL ESTATE HOLDINGS, L.L.C.

KND REHAB REAL ESTATE HOLDINGS, L.L.C.

KND SNF REAL ESTATE HOLDINGS, L.L.C.

LAFAYETTE HEALTH CARE CENTER, INC.

LAUREL LAKE HEALTH AND REHABILITATION,

L.L.C.

MAINE ASSISTED LIVING, L.L.C.

MASSACHUSETTS ASSISTED LIVING, L.L.C.

MEADOWS NURSING, L.L.C.

MEDEQUITIES, INC.

MEDICAL HILL REHAB CENTER, L.L.C.

NORTH WEST TEXAS HOME HEALTH SERVICES,

LLC

NP PLUS, LLC

OUTREACH HEALTH SERVICES OF NORTH

TEXAS, LLC

OUTREACH HEALTH SERVICES OF THE

PANHANDLE, LLC

PACIFIC COAST CARE CENTER, L.L.C.

PACIFIC WEST HOME CARE, LLC

PEOPLEFIRST HOMECARE & HOSPICE OF

CALIFORNIA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF

COLORADO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF

INDIANA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF

MASSACHUSETTS, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF OHIO,

L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF UTAH,

L.L.C.

PEOPLEFIRST HOMECARE OF COLORADO, L.L.C.

PEOPLEFIRST VIRGINIA, L.L.C.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF GEORGIA, INC.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Amendment No. 1 to ABL Credit Agreement]

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF POMPANO EAST, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF SHREVEPORT, INC.

PERSONACARE OF WARNER ROBINS, INC.

PERSONACARE OF WISCONSIN, INC.

PF DEVELOPMENT 5, L.L.C.

PF DEVELOPMENT 6, L.L.C.

PF DEVELOPMENT 7, L.L.C.

PF DEVELOPMENT 8, L.L.C.

PF DEVELOPMENT 9, L.L.C.

PF DEVELOPMENT 10, L.L.C.

PF DEVELOPMENT 15, L.L.C.

PF DEVELOPMENT 16, L.L.C.

PF DEVELOPMENT 17, L.L.C.

PF DEVELOPMENT 18, L.L.C.

PF DEVELOPMENT 19, L.L.C.

PF DEVELOPMENT 20, L.L.C.

PF DEVELOPMENT 21, L.L.C.

PF DEVELOPMENT 22, L.L.C.

PF DEVELOPMENT 23, L.L.C.

PF DEVELOPMENT 24, L.L.C.

PF DEVELOPMENT 25, L.L.C.

PHH ACQUISITION CORP.

PROFESSIONAL HEALTHCARE AT HOME, LLC

PROFESSIONAL HEALTHCARE, LLC

REHABCARE DEVELOPMENT 1, L.L.C.

REHABCARE DEVELOPMENT 2, L.L.C.

REHABCARE DEVELOPMENT 3, L.L.C.

REHABCARE DEVELOPMENT 4, L.L.C.

REHABCARE DEVELOPMENT 5, L.L.C.

REHAB STAFFING, L.L.C.

SIENA CARE CENTER, L.L.C.

SMITH RANCH CARE CENTER, L.L.C.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SOUTHERN NEVADA HOME HEALTH CARE, INC.

SOUTHERN UTAH HOME HEALTH, INC.

SOUTHERN UTAH HOME OXYGEN & MEDICAL

EQUIPMENT, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

TEXAS HEALTH MANAGEMENT GROUP, LLC

THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC–SEATTLE, INC.

TOWER HILL NURSING, L.L.C.

TRANSITIONAL HOSPITALS CORPORATION OF

INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

WISCONSIN, INC.

TRINITY HOSPICE OF TEXAS, LLC

TUCKER NURSING CENTER, INC.

VERNON HOME HEALTH CARE AGENCY, LLC

WELLSTREAM HEALTH SERVICES, LLC

WEST TEXAS, LLC

YGNACIO VALLEY CARE CENTER, L.L.C.

FOOTHILL NURSING COMPANY PARTNERSHIP

HILLHAVEN–MSC PARTNERSHIP

KINDRED HOSPITALS LIMITED PARTNERSHIP

KINDRED NURSING CENTERS CENTRAL

LIMITED PARTNERSHIP

KINDRED NURSING CENTERS LIMITED

PARTNERSHIP

AMERICAN VITALCARE, LLC

CANNON & ASSOCIATES, LLC

CLEAR LAKE REHABILITATION HOSPITAL,

L.L.C.

LAFAYETTE SPECIALTY HOSPITAL, L.L.C.

LOUISIANA SPECIALTY HOSPITAL, L.L.C.

NEW TRIUMPH HEALTHCARE OF TEXAS, LLC

NEW TRIUMPH HEALTHCARE, INC.

NORTHLAND LTACH, LLC

REHABCARE GROUP, INC.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Amendment No. 1 to ABL Credit Agreement]

KND REAL ESTATE 43, L.L.C.
REHABCARE GROUP MANAGEMENT SERVICES, INC.
REHABCARE GROUP OF CALIFORNIA, LLC
REHABCARE GROUP OF TEXAS, LLC
REHABCARE HOSPITAL HOLDINGS, L.L.C.
SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC.
SCCI HEALTH SERVICES CORPORATION
SCCI HOSPITAL – EASTON, INC.
SCCI HOSPITAL – EL PASO, INC.
SCCI HOSPITAL – MANSFIELD, INC.
SCCI HOSPITAL VENTURES, INC.
SCCI HOSPITALS OF AMERICA, INC.
SYMPHONY HEALTH SERVICES, LLC
TRIUMPH HEALTHCARE HOLDINGS, INC.
TRIUMPH HEALTHCARE SECOND HOLDINGS, LLC
TRIUMPH HEALTHCARE THIRD HOLDINGS, LLC
TRIUMPH HOSPITAL NORTHWEST INDIANA, INC.
TRIUMPH REHABILITATION HOSPITAL NORTHERN INDIANA, LLC
TRIUMPH REHABILITATION HOSPITAL OF NORTHEAST HOUSTON, LLC
TULSA SPECIALTY HOSPITAL L.L.C.
VTA MANAGEMENT SERVICES, LLC
VTA STAFFING SERVICES, LLC
NEW TRIUMPH HEALTHCARE, LLP
REHABCARE GROUP OF AMARILLO, LP
REHABCARE GROUP OF ARLINGTON, LP
REHABCARE GROUP OF MIDLAND, LP
TRIUMPH HOSPITAL OF EAST HOUSTON, L.P.
TRIUMPH HOSPITAL OF NORTH HOUSTON, L.P.
TRIUMPH HOSPITAL MEDICAL CENTER, L.P
TRIUMPH SOUTHWEST, L.P.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

KINDRED DEVELOPMENT 27, L.L.C.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: President and Treasurer

[Signature Page to Amendment No. 1 to ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

[Signature Page to Amendment No. 1 to ABL Credit Agreement]

JPMorgan Chase Bank, N.A., as a Consenting Lender and as an Incremental Lender

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

[Signature Page to Amendment No. 1 to ABL Credit Agreement]

CITIBANK, N.A., as Consenting Lender and Incremental Lender

By:	/s/ Shane V. Azzara
Name: Shane V. Azzara
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO.1]

MORGAN STANLEY BANK, N.A., as Consenting Lender and Incremental Lender

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.1]

GENERAL ELECTRlC CAPITAL CORPORATION, as Consenting Lender and Incremental Lender

By:	/s/ Verleria King-Jones
Name: Verleria King-Jones
Title: Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.1]

CAPITAL ONE LEVERAGE FINANCE CORP., as a Consenting Lender and Incremental Lender

By:	/s/ Jon Oldham
Name: Jon Oldham
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO.1]

PNC Bank, National Association, as an incremental and consenting lender

By:	/s/ Patricia S. Robertson
Name: Patricia S. Robertson
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO.1]

SunTrust Bank, as a Consenting Lender and as an Incremental Lender

By:	/s/ Stephen D. Metts
Name: Stephen D. Metts
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO.1]

Signing as both a Consenting and Incremental Lender: Wells Fargo Capital Finance, Inc.

By:	/s/ James Belanger
Name: James Belanger
Title: Senior Relationship Manager, VP

[SIGNATURE PAGE TO AMENDMENT NO.1]

City National Bank, as a Consenting Lender and as an Incremental Lender

By:	/s/ Mia Bolin
Name: Mia Bolin
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO.1]

BOKF, NA dba Bank of Oklahoma, as Consenting Lender and Incremental Lender

By:	/s/ Paul E. Johnson
Name: Paul E. Johnson
Title: Officer

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO.1]

U. S. Bank National Association

Consenting and Incremental Lender

By:	/s/ Joseph C. Hensley
Name: Joseph C. Hensley
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Siemens Financial Services, Inc.

By:	/s/ Anthony Casciano
Name: Anthony Casciano
Title: SVP

If a second signature is required:

By:	/s/ Paul Ramseur
Name: Paul Ramseur
Title: Vice President/Head of Risk Mgt.

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CIT Healthcare LLC

By:	/s/ Frank Monzo
Name: Frank Monzo
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO.1]

Sumitomo Mitsui Banking Corporation (Consenting Lender)

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO.1]

First Niagara Commercial Finance, Inc., a wholly-owned subsidiary of First Niagara Bank, N.A.

By:	/s/ Michael Schwartz
Name: Michael Schwartz
Title: VP

If a second signature is required:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO.1]

CIT Bank

By:	/s/ Kelly Hartnett
Name: Kelly Hartnett
Title: Authorized Signatory

If a second signature is required:

By:
Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EAST WEST BANK

By:	/s/ Andrew Maria
Name: Andrew Maria
Title: Vice President

If a second signature is required:

By:
Name: N/A Title: N/A

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SCHEDULE A

TO AMENDMENT

Name of Lender	Incremental Commitment	Total Commitments
JPMorgan Chase Bank, N.A.	$12,750,000	$87,750,000
Citibank, N.A.	12,750,000	87,750,000
Morgan Stanley Bank, N.A.	12,750,000,	87,750,000
General Electric Capital Corporation	12,750,000	87,750,000
Capital One Leverage Finance Corp.	10,000,000	35,000,000
PNC Bank, National Association	10,000,000	50,000,000
SunTrust Bank	10,000,000	30,000,000
Wells Fargo Capital Finance, Inc.	10,000,000	75,000,000
City National Bank	5,000,000	30,000,000
BOKF, NA dba Bank of Oklahoma	2,000,000	7,000,000
U.S. Bank National Association	2,000,000	17,000,000
Siemens Financial Services, Inc.	0	65,000,000
CIT Healthcare LLC	0	30,000,000
Sumitomo Mitsui Banking Corporation	0	30,000,000
First Niagara Commercial Finance, Inc.	0	20,000,000
CIT Bank	0	5,000,000
East West Bank	0	5,000,000